Supplement to Symetra Spinnaker Variable Annuity Prospectus
Supplement dated November 26, 2014
To Prospectus dated May 1, 2014, as supplemented

Federated Insurance Series

The Federated High Income Bond Fund II was inadvertently omitted from the Variable Investment Options chart under Section 4: Investment Options of the Prospectus. The following information is added to the Variable Investment Options Chart under Federated Insurance Series.

THE FOLLOWING PORTFOLIOS ARE AVAILABLE ONLY IF YOU HAVE BEEN CONTINUOUSLY INVESTED IN THEM SINCE APRIL 30, 2006
Portfolio Name	Investment Objective	Investment advisor
Federated Insurance Series
Federated High Income Bond Fund II	The Fund’s investment objective is to seek high current income.	Federated Investment Management Company